ATTACHMENT FOR CURRENT FILING OF N-SAR SUB-ITEM 77 Q1

SUB-ITEM 77Q1:	Exhibit A:	Amendment dated December 19, 2008 to Amended and
Restated Advisory Agreement dated September 26, 2008 regarding Short
Term Government Income Trust, between John Hancock Trust and John
Hancock Investment Management Services, LLC.

	Exhibit B:	Amendment dated September 26, 2008 to Subadvisory
Agreement dated January 29, 1999 relating to Alpha Opportunities Trust, between the Adviser and Wellington Management Company, LLP.

	Exhibit C:	Amendment dated June 27, 2008 to the Subadvisory
Agreement dated May 1, 2003 relating to American Diversified Growth &
Income, American Fundamental Holdings and American Global
Diversification, between the Adviser and MFC Global Investment
Management (U.S.A.) Limited.

	Exhibit D:	Amendment dated December 29, 2008 to Subadvisory
Agreement dated April 28, 2006 relating to Short Term Government
Income Trust between the Adviser and MFC Global Investment
Management (U.S.), LLC.

	Exhibit E:	Amendment dated September 26, 2008 to the Subadvisory
Agreement dated May 1, 2003 relating Smaller Company Growth Trust, between the Adviser and MFC Global Investment Management (U.S.A.)
Limited.

	Exhibit F:	Agreement and Plan of Reorganization dated November 8,
2008.

SUB-ITEM 77Q1: Exhibit A

JOHN HANCOCK TRUST
AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

     AMENDMENT (the "Amendment") made this 19th day of December 2008. to the Amended and Restated Advisory Agreement dated September 26,2008, between John Hancock Trust, a Massachusetts business trust (the "Trust") and John Hancock Investment Management Services, LLC, a Delaware limited liability company ("JHIMS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Appendix A is amended and restated to add the advisory fee for the following portfolio: Short Term Government Income Trust (the "Portfolio")

2. EFFECTIVE DATE

     The Amendment shall become effective with respect to the Portfolios on the later of: (i) the date of its execution and (ii) approval by the Board of Trustees of the Trust of the Amendment.

John Hancock Trust

By:	/s/ Keith F. Hartstein
Keith F. Hartstein, President

John Hancock Investment Management Services, LLC

By:	/s/ Bruce R. Speca
Bruce R. Speca, Executive Vice President

APPENDIX A

ADVISORY FEE SCHEDULE

     The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Adviser Fee").

     The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio^) that are managed by the subadviser.

     For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

     The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in die year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Aggregate Net Assets Include the
Net Assets of the following funds in
addition to the
Trust Portfolio	Trust Portfolio	Advisory Fee of the Trust Portfolio-
500 Index Trust	Index 500 Fund	0.470% — first $500 million; and
0.460% — excess over $500 million.
(Aggregate Net Assets include the net
assets of the Index 500 Fund, a series
of JHF II, and the 500 Index Trust, a
series of JHT.)

500 Index Trust B		0.470% — first $500 million; and
0.460% — excess over $500 million.
(Aggregate Net Assets include only the
net assets of the Index 500 Trust B.)

Absolute Return Trust	Absolute Return Fund	See below
(JHF II)

Active Bond Trust	Active Bond Fund	0.600% — at all asset levels.
(JHF II)

All Cap Core Trust	All Cap Core Fund	0.800% — first $500 million; and
	(JHF II)	0.750% — excess over $500 million.

All Cap Growth Trust	All Cap Growth Fund	0.850% — first $500 million;
	(JHF II)	0.825% — between $500 million and
$1 billion; and 0.800% — excess over
$1 billion.

All Cap Value Trust	All Cap Value Fund	0.850% — first $250 million;
	(JHF II)	0.800% — next $250 million; and
0.750% — excess over $500 million.
Alpha Opportunities Trust	Alpha Opportunities	1.025% — first $250 million;
	Fund	1.00%— next $250 million; and
	(JHF II)	0.975% — excess over $500 million.

American Fundamental	See Next Column	0.050% — first $500 million and
Holdings Trust		0.040% — excess over $500 million.
(Aggregate Net Assets include the net
assets of the American Fundamental
Holdings Trust, the American Global
Diversification Trust and the American
Diversified Growth & Income Trust,
each a series of JHT and the American
Fundamental Holdings Fund,
American Global Diversification Fund
and American Diversified Growth

&Income Fund, each a series of John
Hancock Funds II)

American Global	See Next Column	0.050% — first $500 million and
Diversification Trust		0.040% — excess over $500 million.
(Aggregate Net Assets include the net
assets of the American Fundamental
Holdings Trust, the American Global
Diversification Trust and the American
Diversified Growth & Income Trust,
each a series of JHT and the American
Fundamental Holdings Fund,
American Global Diversification Fund
and American Diversified Growth
&Income Fund, each a series of John
Hancock Funds II)

American Diversified	See Next Column	0.050% — first $500 million and
Growth & Income Trust		0.040% — excess over $500 million.
(Aggregate Net Assets include the net
assets of the American Fundamental
Holdings Trust, the American Global
Diversification Trust and the American
Diversified Growth & Income Trust,
each a series of JHT and the American
Fundamental Holdings Fund,
American Global Diversification Fund
and American Diversified Growth
&Income Fund, each a series of John
Hancock Funds II)

Blue Chip Growth Trust	Blue Chip Growth Fund	0.825% — first $1 billion; and
	(JHF II)	0.800% — excess over $1 billion.

Total Bond Market Trust A	N/A	0.470% — all asset levels.
(Aggregate Net Assets include only the
net assets of the Bond Index Trust A.)

Total Bond Market Trust B	N/A	0.470% — all asset levels
(Aggregate Net Assets include only the
net assets of the Bond Index Trust B.)

Capital Appreciation Trust	Capital Appreciation	0.850% — first $300 million;
	Fund	0.800% — between $300 million and
	(JHF II)	$500 million; 0.700% — between $500
million and $1 billion; and 0.670% —
excess over $1 billion.

Capital Appreciation Value	NA	See Below

Trust

Classic Value Trust	Classic Value Fund	0.790%	— first $2.5 billion
	(JHF II)	0.780%	— excess over $2.5
billion

Core Allocation Plus Trust	Global Asset Allocation	0.915% ---- first $500 million; and
	Fund	0.865% ---- excess over $500 million
(JHF II)

Core Bond Trust	Core Bond Fund	0.690% — first $200 million;
	(JHF II)	0.640% — next $200 million; and
0.570% — excess over $400 million.

Core Equity Trust	Core Equity Fund	0.850% — first $350 million; and
	(JHF II)	0.750% — excess over $350 million.

Disciplined Diversification	NA	0.800% — first $100 million;
Trust		0.700% — next $900 million; and
0.650% — excess over $1 billion

Dynamic Growth Trust	Dynamic Growth Fund	0.900% — first $250 million;
	(JHF II)	0.850% — next $250 million;
0.825% — next $250 million; and
0.800% — excess over $1 billion.

Emerging Growth Trust (4)	Emerging Growth Fund	0.800% — at all asset levels.
(JHF II)

Emerging Markets Value	Emerging Markets Value 1.00% — first $100 million; and
Trust	Fund (JHF II)	0.950% - excess over $100 million.

Emerging Small Company	Emerging Small	0.970% — first $500 million; and
Trust	Company Fund (JHF II)	0.900% — excess over $500 million.
(4)

Equity-Income Trust (11)	Equity-Income Fund	0.825% — first $1 billion; and
	(JHF II) (7)	0.800% — excess over $1 billion.

Financial Services Trust	Financial Services Fund	0.850% — first $50 million; 0.800% —
	(JHF II)	next $450 million; and 0.750% —
excess over $500 million.
Floating Rate Income Trust	Floating Rate Income	0.700% — first $1.1 billion; 0.675% —
	Fund (JHF II)	next $0.90 billion; and 0.650% —
excess over $2 billion.

Franklin Templeton	N/A	See below
Founding Allocation Trust

Fundamental Value Trust	Fundamental Value Fund 0.850% — first $50 million; 0.800% —
	(JHF II)	next $450 million; and 0.750% —
excess over $500 million.

Global Allocation Trust	Global Allocation Fund	0.850% — first $500 million; and
	(JHF II)	0.800% — excess over $500 million.

Global Bond Trust	Global Bond Fund (JHF	0.700% — at all asset levels.
II)

Global Real Estate Trust	Global Real Estate Fund	0.950% — first $500 million;
	(JHF II)	0.925% — next $250 million; and
0.900% — excess over $750 million.

Global Trust (4) (6)	Global Fund (JHF II)	0.850% — first $1 billion; and
0.800% — excess over $1 billion.
(Aggregate Net Assets include the net
	Global Fund (JHF III)	assets of the Global Trust, a series of
JHT, the Global Fund, a series of JFH
II, the International Value Fund, a
series of JHF II and the International
Value Trust, a series of JHT.)

Growth Equity Trust	Rainer Growth Fund	0.750% — first 3 billion; 0.725% —
	(JHF III)	next $3 billion; and 0.700% — excess
over $6 billion.

Growth & Income Trust	Not Applicable	0.675% — at all asset levels.

Growth Opportunities Trust	Growth Opportunities	0.800% — first $500 million;
	Fund (JHF II)	0.780% — next $500 million;
0.770% — next $1.5 billion; and
	Growth Opportunities	0.760% — excess over $2.5 billion.
	Fund (JHF III)	(Aggregate Net Assets include the net
assets of Growth Opportunities Fund, a
series of JHF II, the Growth
Opportunities Trust, a series of JHT,
and the Growth Opportunities Fund, a
series of JHF III.)

Growth Trust	Growth Fund (JHF II)	0.800% — first $500 million;
0.780% — next $500 million;
0.770% — next $1.5 billion; and
	Growth Fund (JHF III)	0.760% — excess over $2.5 billion.
(Aggregate Net Assets include the net
assets of the Growth Fund, a series of
JHF II, the Growth Trust, a series of
JHT, and the Growth Fund, a series of

JHF III.)

Health Sciences Trust	Health Sciences Fund	1.050% — first $500 million; and
	(JHF II)	1.000% — excess over $500 million.

High Income Trust	High Income Fund	0.725% — first $150 million;
	(JHF II)	0.675% — between $150 million and
$500 million; 0.650% — between $500
million and $2.5 billion; and
0.600% — excess over $2.5 billion.

High Yield Trust	High Yield Fund	0.700% — first $500 million; and
	(JHF II)	0.650% — excess over $500 million.

Index Allocation Trust	NA	See below

Income & Value Trust	N/A	0.800% — first $500 million; and
0.750% — excess over $500 million
Income Trust	Income Fund (JHF II)	1.075% — first $50 million; 0.915% —
between $50 million and $200 million;
0.825% — between $200 million and
$500 million; and 0.800% — excess
over $500 million.
(Aggregate Net Assets include the net
assets of the Income Fund, a series of
JHF II, the Income Trust, a series of
JHT, the International Value Fund, a
series of JHF II, the International Value
Trust, a series of JHT, the International
Small Cap Trust, a series of JHT, the
International Small Cap Fund, a series
of JHF II, the Global Trust, a series of
JHT, the Global Fund, a series of JHF
II, the Mutual Shares Trust, a series of
JHT and the Mutula Shares Fund, a
series of JHF II.)

Index Allocation Trust	N/A	See below

International Core Trust	International Core Fund	0.92% — first $100 million; 0.895% —
	(JHF II)	next $900 million, and 0.88% —
excess over $1 billion.

	International Core Fund	(Aggregate Net Assets include the net
	(JHF III)	assets of the International Core Trust, a
series of JHT, the International Core
Fund, a series of JHF II, and the
International Core Fund, a series of
JHF III.)

International Equity Index	International Equity	0.550% — first $100 million; and
Trust A	Index Fund (JHF II)	0.530% — excess over $100 million.
(Aggregate Net Assets include the net
assets of the International Equity Index
Trust A, a series of JHT, and the
International Equity Index Fund, a
series of JHF II).

International Equity Index	See International Equity	0.550% — first $100 million; and
Trust B (8)	Index Trust A above for	0.530% — excess over $100 million.
	comparable funds	(Aggregate Net Assets include the net
assets of only the International Equity
Index Trust B, a series of JHT.)

International Growth Trust	International Growth	0.920% — first $100 million;
	Fund (JHF III)	0.895% — next $900 million; and
0.880% — excess over $1 billion.
(Aggregate Net Assets include the net
assets of the International Growth
Trust, a series of JHT, and the
International Growth Fund, a series of
JHF III.)

International Opportunities	International	0.900% — first $750 million;
Trust	Opportunities Fund (JHF	0.850% — between $750 million and
	II)	$1.5 billion; and 0.800% — excess
over $1.5 billion.

International Small Cap Trust International Small Cap		1.050% — first $200 million;
	Fund (JHF II)	0.950% — next $300 million; and
0.850% — excess over $500 million.

International Small Company	International Small	1.000% — first $100 million; and
Trust	Company Fund (JHF II)	0.950% — excess over $100 million.

International Value Trust	International Value Fund	0.950% — first $200 million;
	(JHF II)	0.850% — next $300 million; and
0.800% — excess over $500 million.
(Aggregate Net Assets include the net
assets of the International Value Trust,
a series of JHT, the International Value
Fund, a series of JHF II, the Global
Fund, a series of JHF II and the Global
Trust, a series of JHT.)

Intrinsic Value Trust	Intrinsic Value Fund	0.780% — first $500 million;
	(JHF III)	0.760% — next $500 million;
0.750% — next $1.5 billion; and
0.740% — excess over $2.5 billion.
(Aggregate Net Assets include the net
assets of the Intrinsic Value Trust, a
series of JHT, and the Intrinsic Value
Fund, a series of JHF III.)

Investment Quality Bond	Investment Quality Bond 0.600% — first $500 million; and
Trust	Fund (JHF II)	0.550% — excess over $500 million.

Large Cap Trust	Large Cap Fund (JHF II)	0.780% — first $250 million;
0.730% — next $250 million;
0.680% — next $250 million; and
0.650% — excess over $750 million.

Large Cap Value Trust	Large Cap Value Fund	0.825% — first $500 million;
	(JHF II)	0.800% — next $500 million;
0.775% — next $500 million;
0.720% — next $500 million; and
0.700% — excess over $2 billion

Lifecycle Trusts	Lifecycle Portfolios (JHF See below
II)

Lifestyle Aggressive Trust	Lifestyle Aggressive	See below
Portfolio (JHF II)

Lifestyle Balanced Trust	Lifestyle Balanced	See below
Portfolio (JHF II)

Lifestyle Conservative Trust	Lifestyle Conservative	See below
Portfolio (JHF II)

Lifestyle Growth Trust	Lifestyle Growth	See below
Portfolio (JHF II)

Lifestyle Moderate Trust	Lifestyle Moderate	See below
Portfolio (JHF II)

Managed Trust	Managed Fund (JHF II)	0.690% — at all asset levels.

Mid Cap Index Trust	Mid Cap Index Fund	0.490% — first $250 million;
	(JHF II)	0.480% — next $250 million; and
0.460% — excess over $500 million.

Mid Cap Intersection Trust	Mid Cap Intersection	0.875% — first $500 million; 0.850% -

	Fund (JHF II)	excess over $500 million.

Mid Cap Stock Trust	Mid Cap Stock Fund	0.875% — first $200 million;
	(JHF II	0.850% — next $300 million; and
0.825% — excess over $500 million.

Mid Cap Value Equity Trust	Mid Cap Value Equity	0.875% — first $250 million; and
	Fund (JHF II)	0.850% — next $250 million;
0.825% — next $500 million; and
0.800% — excess over $1 billion.

Mid Cap Value Trust	Mid Cap Value Fund	0.900% — first $200 million;
	(JHF II)	0.850% — next $300 million; and
0.825% — excess over $500 million.

Mid Value Trust	N/A	1.050% — first $50 million; and
0.950% — excess over $50 million.

Money Market Trust	Money Market Fund	0.500% — first $500 million; and
	(JHF II)	0.470% — excess over $500 million.

Money Market Trust B	N/A	0.500% — first $500 million; and
0.470% — excess over $500 million.
(Aggregate Net Assets include the net
assets of the Money Market Trust B.)

Mutual Shares Trust	Mutual Shares Fund(JHF 0.960% — at all asset levels.
II)

Natural Resources Trust	Natural Resources Fund	1.050% — first $50 million; and
	(JHF II)	1.000% — excess over $50 million.

Overseas Equity Trust	N/A	0.990% - first $500 million; and
0.850% — excess over $500 million.

Pacific Rim Trust	Pacific Rim Fund (JHF	0.800% — first $500 million; and
	II)	0.700% — excess over $500 million.

Optimized All Cap Trust	Quantitative All Cap	0.675% — first $2.50 billion; and
	Fund (JHF II)	0.650% — excess over $2.50 billion.

Quantitative Mid Cap Trust	Quantitative Mid Cap	0.750% — first $200 million; and
	Fund (JHF II)	0.650% — excess over $200 million.

Optimized Value Trust	Quantitative Value Fund	0.700% — first $500 million;
	(JHF II)	0.650% — next $500 million; and
0.600% — excess over $1 billion.

Real Estate Equity Trust	Real Estate Equity Fund	0.875% — first $250 million;

	(JHF II) (7)	0.850% — next $250 million; and
0.825% — excess over $500 million.

Real Estate Securities Trust	Real Estate Securities	0.700% — at all asset levels.
Fund (JHF II)

Real Return Bond Trust	Real Return Bond Fund	0.700% — first $1 billion; and
	(JHF II)	0.650% — excess over $1 billion.

Science & Technology Trust	Science & Technology	1.050% — first $500 million; and
	Fund (JHF II)	1.000% — excess over $500 million.

Short-Term Bond Trust	Short-Term Bond Fund	0.600% — first $100 million;
	(JHF II)	0.575% — next $150 million; and
0.550% — excess over $250 million.

Short Term Government	Short Term Government	0.57% — first $250 million; and
Income Trust	Income Fund (JHF II)	0.55% — excess over $250 million.

Small Cap Growth Trust	Small Cap Growth Fund	1.100% — first $100 million; and
	(JHF II)	1.050% — excess over $100 million.

Small Cap Index Trust	Small Cap Index Fund	0.490% — first $250 million;
	(JHF II) (4)	0.480% — next $250 million; and
0.460% — excess over $500 million.

Small Cap Intrinsic Value	N/A	0.900% — first $1 billion; and 0.850%
Trust		- excess over $1 billion.

Small Cap Opportunities	Small Cap Opportunities	1.000% — first $500 million;
Trust	Fund	0.950% — next $500 million;
	(JHF II)	0.900% — next $1 billion;
0.850%— excess over $2 billion;

Small Cap Trust	Small Cap Fund (JHF II)	0.850% — at all asset levels.

Small Cap Value Trust	Small Cap Value Fund	1.100% — first $100 million; and
	(JHF II)	1.050% — excess over $100 million.

Small Company Growth	Small Company Growth	1.050% — first $250 million; and
Trust	Fund (JHF II)	1.000% — excess over $250 million.
(Aggregate Net Assets include the net
assets of the Small Company Growth
Trust. However, the applicable rate is
1.000% of all net assets of the Fund
when the aggregate net assets of the
following funds exceed $1 billion: the
Small Company Growth Trust, a series

of JHT, the Small Company Growth
Fund, a series of JHF II, the All Cap
Growth Fund, a series of JHF II, and
the All Cap Growth Trust, a series of
JHT.)

Small Company Trust	Small Company Fund	1.050% — first $125 million; and
	(JHF II)	1.000% — excess over $125 million.

Small Company Value Trust	Small Company Value	1.050% — first $500 million; and
	Fund (JHF II)	1.000% — excess over $500 million.
Smaller Company Growth	Smaller Company	1.100% — first $125 million;
Trust	Growth Fund (JHF II)	1.050%— next $250 million;
1.00%— next $625 million; and
0.950% — excess over $1 billion.

Special Value Trust	Special Value Fund	0.950% — at all asset levels.
(JHF II)

Spectrum Income Trust	Spectrum Income Fund	0.800% — first $250 million; and
	(JHF II)	0.725% — excess over $250 million.

Strategic Bond Trust	Strategic Bond Fund	0.700% — first $500 million; and
	(JHF II)	0.650% — excess over $500 million.

Strategic Income Trust	Strategic Income Fund	0.725% — first $500 million; and
	(JHF II)	0.650% — excess over $500 million.

Total Return Trust	Total Return Fund (JHF	See below
II)

Total Stock Market Index	Total Stock Market	0.490% — first $250 million;
Trust	Index Fund (JHF II)	0.480% — next $250 million; and
0.460% — excess over $500 million.

U.S. Core Trust	U.S. Core Fund (JHF III) 0.78% — first $500 million; 0.76% —
next $500 million; 0.75% — next $1.5
billion; and 0.74% — excess over $2.5
billion.
(Aggregate Net Assets include the net
assets of the U.S. Core Fund, a series of
JHF III, the U.S. Core Trust, a series of
JHT, that portion of the net assets of
the Managed Trust, a series of JHT,
that is subadvised by Grantham, Mayo
Van Otterloo and Co. LLC, (“GMO”),
and that portion of the net assets of the
Managed Fund, a series of JHF II, that

is managed by GMO.)

U.S. Global Leaders Growth	U.S. Global Leaders	0.7125% — first $500 million; and
Trust	Growth Fund (JHF II)	0.675% — excess over $500 million.

U.S. Government Securities	U.S. Government	0.620% — first $500 million; and
Trust	Securities Fund (JHF II)	0.550% — excess over $500 million.

U.S. High Yield Bond Trust	U.S. High Yield Bond	0.750% — first $200 million; and
	Fund (JHF II)	0.720% — excess over $200 million.

U.S. Large Cap Trust	N/A	0.825% — first $1 billion; 0.725% —
next $1 billion; and 0.700% — excess
over $2 billion.

U.S. Multi Sector Trust	U.S. Multi Sector Fund	0.780% — first $500 million;
	(JHF II)	0.760% — next $500 million;
0.750% — next $1.5 billion; and
0.740% — excess over $2.5 billion.

Utilities Trust	Utilities Fund (JHF II)	0.825% — first $600 million;
0.800% — next $300 million;
0.775% — next $600 million; and
0.700% — excess over $1.5 billion.

Value & Restructuring Trust	Value & Restructuring	0.825% — first $500 million;
	Fund (JHF II)	0.800% — next $500 million; and
0.775% — excess over $1 billion.

Value Opportunities Trust	Value Opportunities	0.800% — first $500 million;
	Fund (JHF II)	0.780% — next $500 million;
0.770% — next $1.5 billion; and
0.760% — excess over $2.5 billion.
	Value Opportunities	(Aggregate Net Assets include the net
	Fund (JHF III)	assets of the Value Opportunities Trust,
a series of JHT and the Value
Opportunities Fund, a series of JHF
III.)

Value Trust	Value Fund (JHF II)	0.750% — first $200 million;
0.725% — next $300 million; and
0.650% — excess over $500 million.

Vista Trust	Vista Fund (JHF II)	0.900% — first $200 million;
0.850% — next $200 million;
0.825% — next $600 million; and
0.800% — excess over $1 billion.

Capital Appreciation Value Trust

If net assets are less than $500 million, the following fee schedule shall apply:

	FIRST $250	EXCESS OVER $250
	MILLION OF	MILLION OF NET
PORTFOLIO	NET ASSETS	ASSETS
CAPITAL APPRECIATION	0.950%	0.850%

VALUE TRUST

If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:

	FIRST $1	EXCESS OVER $1
	BILLION OF	BILLION OF NET
PORTFOLIO	NET ASSETS	ASSETS
CAPITAL APPRECIATION	0.850%	0.800%

VALUE TRUST

If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:

	FIRST $500	EXCESS OVER $500
	MILLION OF	MILLION OF NET
PORTFOLIO	NET ASSETS	ASSETS
CAPITAL APPRECIATION	0.850%	0.800%

VALUE TRUST

If net assets equal or exceed $3 billion, the following fee schedule shall apply:

ALL ASSET
PORTFOLIO	LEVELS
CAPITAL APPRECIATION	0.800%

VALUE TRUST

Total Return Trust

     The Adviser shall serve as investment adviser for the Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Adviser Fee").

Pacific Investment Management Company (“PIMCO”) is the Subadviser to the Portfolio

During the period during which PIMCO is the subadviser to the Portfolio, if Relationship Net Assets* equal or exceed $3 Billion, the following fee schedule shall apply:

	First	Excess Over
	$1 Billion	$1 Billion
	of Total Return	of Total Return
Portfolio	Net Assets**	Net Assets**
Total Return Trust	0.700%	0.675%

If Relationship Net Assets* are less than $3 Billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Total Return Trust	0.700%

*The term Relationship Net Assets shall mean the aggregate net assets of all portfolios of the John Hancock Trust and the John Hancock Funds II that are subadvised by PIMCO. These funds currently include the Total Return Trust, the Real Return Bond Trust and the Global Bond Trust, each a series of the Trust, and the Total Return Fund, the Real Return Bond Fund and the Global Bond Fund, each a series of John Hancock Funds II.

PIMCO is not the Subadviser to the Portfolio

If PIMCO is not the subadviser to the Portfolio, the following fee schedule shall apply:

	First	Excess Over
	$1 Billion	$1 Billion
	of Total Return	of Total Return
Portfolio	Net Assets**	Net Assets**
Total Return Trust	0.700%	0.675%

**The term Total Return Net Assets includes the net assets of the Portfolio. It also includes with respect to the Portfolio the net assets of the Total Return Fund, a series of John Hancock Funds II but only for the period during which the subadviser for the Portfolio also serves as the subadviser for the Total Return Fund. For purposes of determining Total Return Net Assets and calculating the Advisory Fee, the net assets of the Portfolio are determined as of the close of business on the previous business day of the Trust, and the net assets of the Total Return Trust are determined as of the close of business on the previous business day of that fund.

     The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Total Return Net Assets divided by (ii) Total Return Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Absolute Return Trust

The Adviser shall serve as investment adviser for the Absolute Return Trust.

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Absolute Return Trust, a fee computed separately for the Absolute Return Trust as follows (the “Adviser Fee”).

The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of aggregate net assets of the Absolute Return Trust and the Absolute Return Fund, a series of John Hancock Funds II, (collectively, the “Absolute Return Funds”) determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Absolute Return Trust.

Advisory Fee on Affiliated Fund Assets

Aggregate Net Assets of Absolute Return Funds
First	Excess over
$500 million	$500 million
0.060%	0.050%

(b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Funds determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Absolute Return Trust.

Advisory Fee on Other Assets

Aggregate Net Assets of Absolute Return Funds
First	Excess over
$500 million	$500 million
0.510%	0.500%

     The term “Aggregate Net Assets of Absolute Return Funds” in the schedule above includes the net assets of the Absolute Return Trust. The term also includes the net assets of the Absolute Return Fund, but only for the period during which the subadviser for the Absolute Return Trust also serves as the subadviser for the Absolute Return Fund and only with respect to the net assets of the Absolute Return Fund that are managed by the subadviser.

     For purposes of determining Aggregate Net Assets of the Absolute Return Funds and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of the Absolute Return Trust are determined as of the close of business on the previous business day of the Trust and the net assets of the Absolute Return Fund are determined as of the close of business on the previous business day of John Hancock Funds II. Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

     The fee on Affiliated Fund Assets for the Absolute Return Trust shall be based on the applicable annual Affiliated Funds fee rate for the Absolute Return Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Affiliated Funds Fee Table to the applicable portions of Aggregate Net Assets of Absolute Return Funds divided by (ii) Aggregate Net Assets of Absolute Return Funds (the “Applicable Annual Affiliated Funds Fee Rate”).

     The fee on Other Assets for the Absolute Return Trust shall be based on the applicable annual Other Assets fee rate for the Absolute Return Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Absolute Return Funds divided by (ii) Aggregate Net Assets of Absolute Return Funds (the “Applicable Annual Other Assets Fee Rate”).

     The fee on Affiliated Fund Assets for the Absolute Return Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Absolute Return Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The fee on Other Assets for the Absolute Return Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Absolute Return Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The daily Adviser Fee for the Absolute Return Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

     If, with respect to the Absolute Return Trust, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Lifestyle Trusts

The Adviser shall serve as investment adviser for each Portfolio listed below.

Lifestyle Aggressive Trust Lifestyle Balanced Trust Lifestyle Conservative Trust Lifestyle Growth Trust Lifestyle Moderate Trust (collectively, the “Lifestyle Trusts”)

     The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Lifestyle Trust, a fee computed separately for each Lifestyle Trust as follows (the “Adviser Fee”).

     The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Trusts and all the Lifestyle Portfolios of John Hancock Funds II (as listed below) determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Lifestyle Trust.

The Lifestyle Portfolios of John Hancock Funds II are as follows: Lifestyle Aggressive Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle Growth Trust and Lifestyle Moderate Trust (the “JHF II Lifestyle Portfolios”).

The Lifestyle Trusts and JHF II Lifestyle Portfolios are collectively referred to as the “Lifestyle Funds.”

Advisory Fee on Affiliated Fund Assets

Aggregate Net Assets of Lifestyle Funds

First	Excess over
$7.5 billion	$7.5 billion
0.050%	0.040%

     (b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Funds determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Lifestyle Trust.

Advisory Fee on Other Assets

Aggregate Net Assets of Lifestyle Funds

First	Excess over
$7.5 billion	$7.5 billion
0.500%	0.490%

     With respect to each Lifestyle Trust, the term “Aggregate Net Assets of Lifestyle Funds” in the schedules above include the net assets of the particular Lifestyle Trust. These terms also includes the net assets of each of the other Lifestyle Funds, but in each case only for the period during which the subadviser for the particular Lifestyle Fund also serves as the subadviser for the other Lifestyle Funds and only with respect to the net assets of such other Lifestyle Funds that are managed by the subadviser.

     For purposes of determining Aggregate Net Assets of Lifestyle Funds and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of each Lifestyle Trust are determined as of the close of business on the previous business day of the Trust and the net assets of each Lifestyle Portfolio are determined as of the close of business on the previous business day of John Hancock Funds II. Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

     The fee on Affiliated Fund Assets for each Lifestyle Trust shall be based on the applicable annual Affiliated Funds fee rate for the Lifestyle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Affiliated Funds to the applicable portions of Aggregate Net Assets of Lifestyle Funds divided by (ii) Aggregate Net Assets of Lifestyle Funds (the “Applicable Annual Affiliated Funds Fee Rate”).

     The fee on Other Assets for each Lifestyle Trust shall be based on the applicable annual Other Assets fee rate for the Lifestyle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Lifestyle Funds divided by (ii) Aggregate Net Assets of Lifestyle Funds (the “Applicable Annual Other Assets Fee Rate”).

     The fee on Affiliated Fund Assets for each Lifestyle Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Lifestyle Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The fee on Other Assets for each Lifestyle Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Lifestyle Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The daily Adviser Fee for each Lifestyle Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

     If, with respect to any Lifestyle Trust, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable

Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Lifecycle Portfolios

The Adviser shall serve as investment adviser for each Portfolio listed below.

Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2045 Portfolio
Lifecycle 2050 Portfolio
Lifecycle Retirement Portfolio
(collectively, the “Lifecycle Portfolios”)

     The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Lifecycle Portfolio, a fee computed separately for each Lifecycle Portfolio as follows (the “Adviser Fee”).

     The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifecycle Portfolios and all the Lifecycle Funds of John Hancock Funds II (as listed below) determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Lifecycle Portfolio.

The Lifecycle Funds of John Hancock Funds II are as follows: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio, Lifecycle Retirement Portfolio (the “JHF II Lifecycle Funds”).

The Lifecycle Portfolios and JHF II Lifecycle Funds are collectively referred to as the “Lifecycle Trusts.”

Advisory Fee on Affiliated Fund Assets

Aggregate Net Assets of Lifecycle Trusts

First	Excess over
$7.5 billion	$7.5 billion
0.060%	0.050%

     (b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifecycle Trusts determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Lifecycle Portfolio.

Advisory Fee on Other Assets

Aggregate Net Assets of Lifecycle Trusts

First	Excess over
$7.5 billion	$7.5 billion
0.510%	0.500%

     With respect to each Lifecycle Portfolio, the term “Aggregate Net Assets of Lifecycle Trusts” in the schedules above include the net assets of the particular Lifecycle Portfolio. These terms also includes the net assets of each of the other Lifecycle Trusts, but in each case only for the period during which the subadviser for the particular Lifecycle Trust also serves as the subadviser for the other Lifecycle Trusts and only with respect to the net assets of such other Lifecycle Trusts that are managed by the subadviser.

     For purposes of determining Aggregate Net Assets of the Lifecycle Trusts and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of each Lifecycle Portfolio are determined as of the close of business on the previous business day of the Trust and the net assets of each JHF II Lifecycle Fund are determined as of the close of business on the previous business day of John Hancock Funds II. Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

     the net assets of each Lifecycle Portfolio invested in Affiliated Funds and the net assets of each Lifecycle Portfolio invested in Other Assets are determined as of the close of business on the previous business day of the Trust.

     The fee on Affiliated Fund Assets for each Lifecycle Portfolio shall be based on the applicable annual Affiliated Funds fee rate for the Lifecycle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Affiliated Funds to the applicable portions of Aggregate Net Assets of Lifecycle Trusts divided by (ii) Aggregate Net Assets of Lifecycle Trusts (the “Applicable Annual Affiliated Funds Fee Rate”).

     The fee on Other Assets for each Lifecycle Portfolio shall be based on the applicable annual Other Assets fee rate for the Lifecycle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net

Assets of Lifecycle Trusts divided by (ii) Aggregate Net Assets of Lifecycle Trusts (the “Applicable Annual Other Assets Fee Rate”).

     The fee on Affiliated Fund Assets for each Lifecycle Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Lifecycle Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The fee on Other Assets for each Lifecycle Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Lifecycle Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The daily Adviser Fee for each Lifecycle Portfolio shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

     If, with respect to any Lifecycle Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Franklin Templeton Founding Allocation Trust

The Adviser shall serve as investment adviser for the Franklin Templeton Founding Allocation Trust.

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Franklin Templeton Founding Allocation Trust, a fee computed separately for the Franklin Templeton Founding Allocation Trust as follows (the “Adviser Fee”):

The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Franklin Templeton Founding Allocation Trust.

Advisory Fee on Affiliated Fund Assets

Net Assets of the Franklin Templeton Founding Allocation Trust

First	Excess over
$500 million	$500 million
0.050%	0.040%

(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Franklin Templeton Founding Allocation Trust.

Advisory Fee on Other Assets

Net Assets of the Franklin Templeton Founding Allocation Trust

First	Excess over
$500 million	$500 million
0.500%	0.490%

     For purposes of determining Net Assets of the Franklin Templeton Founding Allocation Trust and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of the Franklin Templeton Founding Allocation Trust, Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

     The fee on Affiliated Fund Assets for the Franklin Templeton Founding Allocation Trust shall be based on the applicable annual Affiliated Funds fee rate for the Franklin Templeton Founding Allocation Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Affiliated Funds Fee Table to the applicable portions of Net Assets of the Franklin Templeton Founding Allocation Trust divided by (ii) Net Assets of the Franklin Templeton Founding Allocation Trust (the “Applicable Annual Affiliated Funds Fee Rate”).

     The fee on Other Assets for the Franklin Templeton Founding Allocation Trust shall be based on the applicable annual Other Assets fee rate for the Franklin Templeton Founding Allocation Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Net Assets of the Franklin Templeton Founding Allocation Trust divided by (ii) Net Assets of the Franklin Templeton Founding Allocation Trust (the “Applicable Annual Other Assets Fee Rate”).

     The fee on Affiliated Fund Assets for the Franklin Templeton Founding Allocation Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Franklin Templeton Founding Allocation Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The fee on Other Assets for the Franklin Templeton Founding Allocation Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Franklin Templeton Founding Allocation Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The daily Adviser Fee for the Franklin Templeton Founding Allocation Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

     If, with respect to the Franklin Templeton Founding Allocation Trust, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Index Allocation Trust

The Adviser shall serve as investment adviser for the Index Allocation Trust.

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Index Allocation Trust, a fee computed separately for the Index Allocation Trust as follows (the “Adviser Fee”).

The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B. The term “Aggregate Net Assets” means the sum of Affiliated Fund Assets and Other Assets.

(a) Fee on Affiliated Fund Assets

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the Aggregate Net Assets of the Index Allocation Trust determined in accordance with the following schedule, and that annual percentage rate is applied to the Affiliated Fund Assets of the Index Allocation Trust.

Aggregate Net Assets of the Index Allocation Trust

	First	Excess over
	$500 million	$500 million
	0.050%	0.040%
(b) Fee on Other Assets

The fee on Other Assets is stated as an annual percentage of the current value of the Aggregate Net Assets of the Index Allocation Trust determined in accordance with the following schedule, and that annual percentage rate is applied to the Other Assets of the Index Allocation Trust.

Aggregate Net Assets of the Index Allocation Trust

First	Excess over
$500 million	$500 million
0.500%	0.490%

Calculation and Payment of Adviser Fee

For purposes of calculating the Adviser Fee, Aggregate Net Assets, Affiliated Fund Assets and Other Assets of the Index Allocation Trust are determined as of the close of business on the previous business day of the Trust.

The annual percentage rate to be applied under (a) above to Affiliated Fund Assets and under (b) above to Other Assets shall be determined in each case by applying the applicable schedule of rates to the applicable portions (as determined by breakpoints) of Aggregate Net Assets and dividing the sum of the amounts so determined by the amount of Aggregate Net Assets.

The fee on Affiliated Fund Assets under (a) above and the fee on Other Assets under (b) above shall each be accrued and paid daily to the Adviser (by wire transfer or check as directed by the Adviser)

for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual percentage rate as determined under (2) above, and multiplying this product by Affiliated Fund Assets for purposes of (a) and by Other Assets for purposes of (b).

The daily Adviser Fee for the Index Allocation Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

If, with respect to the Index Allocation Trust, this Agreement becomes effective or terminates, or if the manner of determining the annual percentage rates for Affiliated Fund Assets or Other Assets changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

APPENDIX B

[not applicable]

SUB-ITEM 77Q1: Exhibit B

AMENDMENT TO SUBADVISORY AGREEMENT

WELLINGTON MANAGEMENT COMPANY, LLP

     AMENDMENT made as of this 26th day of September, 2008 to the Subadvisory Agreement dated January 29, 1999 as amended (the “Agreement”), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Adviser”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the Alpha Opportunities Trust.

2.	EFFECTIVE DATE

     This Amendment shall become effective with respect to the Alpha Opportunities Trust on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust(ii) execution of the Amendment; or (iii) funding of the Alpha Opportunities Trust.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC

By:	/s/Bruce R. Speca
Bruce R. Speca
Executive Vice President

WELLINGTON MANAGEMENT COMPANY LLP

By: /s/Jonathan M. Payson
Title: Jonathan M. Payson
Senior Vice President

APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Fee"):

	First	Next	Excess Over
	$250 million of	$250 million of	$500 million
	Aggregate	Aggregate	of Aggregate Net
Portfolio	Net Assets	Net Assets	Assets

Alpha Opportunities Trust

*The term Aggregate Net Assets for a given day includes the net assets of the Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)		Other Portfolio(s)

Alpha Opportunities Trust	--	Alpha Opportunities Fund, a series of John Hancock
Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee”). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

SUB-ITEM 77Q1: Exhibit C

JOHN HANCOCK TRUST

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

     AMENDMENT made as of this 27th day of June 2008 to the Subadvisory Agreement dated May 1, 2003, as amended (the “Amendment”), between John Hancock Investment Management Services, LLC , a Delaware limited liability company (the “Adviser”), and MFC Global Investment Management (U.S.A.) Limited, a Canadian corporation (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Appendix A of the Agreement, “Compensation of Subadviser”, is hereby amended to add the following Portfolio:

American Diversified Growth & Income Trust

     Appendix A of the Agreement, “Compensation of Subadviser”, is hereby amended to decrease the compensation for the following Portfolios:

American Fundamental Holdings Trust American Global Diversification Trust

Collectively, each of the funds listed above are referred to as the “Portfolios.”

2. EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust (the “Trust”) and (ii) execution of the Amendment.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By: /s/ Bob Boyda
Name: Bob Boyda
Title: Senior Vice President

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

By:	/s/Gordon R. Pansegrau
Name: Gordon R. Pansegrau
	Title:	General Counsel, Chief Compliance Officer, Corporate Secretary

APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

Excess Over
	First $500 Million	$500 Million of
Portfolio	of Aggregate Net Assets*	Aggregate Net Assets*
500 Index Trust

Excess Over
Portfolio	First $500 Million	$500 Million
500 Index Trust B

Excess Over
Portfolio	First $250 Million	Next $250 Million	$500 Million
Absolute Return Trust

Portfolio	All Asset Levels
Active Bond Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
American Fundamental
Holdings Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
American Global Diversification
Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
American Diversification
Growth & Income Trust

		Next $500 Million	Excess Over
	First $2.5 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Franklin Templeton Founding
Allocation Trust

Portfolio	All Asset Levels
Index Allocation Trust

		Next $6 Billion	Excess Over
	First $1.5 Billion	of Aggregate Net	$7.5 Billion of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Lifecycle Portfolios

		Next $6 Billion	Excess Over
	First $1.5 Billion	of Aggregate Net	$7.5 Billion of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Lifestyle Portfolios

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Mid Cap Index Trust

Excess Over
	First $500 Million	$500 Million of
Portfolio	of Aggregate Net Assets*	Aggregate Net Assets*
Money Market Trust

Excess Over
Portfolio	First $500 Million	$500 Million
Money Market Trust B

Excess Over
	First $2.5 billion	$2.5 billion of
Portfolio	of Aggregate Net Assets*	Aggregate Net Assets*
Optimized All Cap Trust

		Next $500 Million	Excess Over
	First $500 Million	of Aggregate Net	$1 Billion of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Optimized Value Trust

Excess Over
	First $500 Million	$500 Million of
Portfolio	of Aggregate Net Assets*	Aggregate Net Assets*
Pacific Rim Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Small Cap Index Trust

Excess Over
	First $1 Billion	$1 Billion of
Portfolio	of Aggregate Net Assets*	Aggregate Net Assets*
Small Cap Intrinsic Value Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Total Stock Market Index Trust

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

2

Trust Portfolio(s) 500 Index Trust	Other Portfolio(s) Index 500 Fund, a series of John Hancock Funds II
500 Index Trust B Absolute Return Trust	N/A Absolute Return Fund, a series of John Hancock Funds II
Active Bond Trust American Fundamental Holdings Trust

N/A

American Global Diversification Trust American Diversification Growth & Income Trust, each a series of John Hancock Trust

American Global Diversification Fund American Diversification Growth & Income Fund, American Fundamental Holdings Fund each a series of John Hancock Funds II

American Global Diversification Trust

American Fundamental Holdings Trust American Diversification Growth & Income Trust, each a series of John Hancock Trust

American Global Diversification Fund American Diversification Growth & Income Fund, American Fundamental Holdings Fund each a series of John Hancock Funds II

American Diversification Growth & Income Trust

American Fundamental Holdings Trust American Global Diversification Trust, each a series of John Hancock Trust

American Global Diversification Fund American Diversification Growth & Income Fund, American Fundamental Holdings Fund each a series of John Hancock Funds II

Index Allocation Trust	N/A

3

Franklin Templeton Founding Allocation Trust Lifecycle Portfolios

N/A

Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio, Lifecycle Retirement Portfolio, collectively referred to as the Lifecycle Trusts, each a series of John Hancock Funds II

Lifestyle Trusts

Lifestyle Aggressive Fund, Lifestyle Balanced Fund, Lifestyle Conservative Fund, Lifestyle Growth Fund, Lifestyle Moderate Fund, collectively referred to as the Lifestyle Funds, each a series of John Hancock Funds II

Mid Cap Index Trust	Mid Cap Index, a series of John Hancock Funds II

Money Market Trust	Money Market Fund, a series of John Hancock Funds II
Money Market Trust B Pacific Rim Trust	N/A Pacific Rim Fund, a series of John Hancock Funds II
Optimized All Cap Trust	Optimized All Cap Fund, a series of John Hancock Funds II
Optimized Value Trust	Optimized Value Fund, a series of John Hancock Funds II
Small Cap Index Trust	Small Cap Index Fund, a series of John Hancock Funds II
Small Cap Intrinsic Value Trust	Small Cap Intrinsic Value Fund, a series of John Hancock Funds II
Total Stock Market Index Trust	Total Stock Market Index Fund, a series of John Hancock Funds II

4

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5

SUB-ITEM 77Q1: Exhibit D

JOHN HANCOCK TRUST

AMENDMENT TO SUBADVISORY AGREEMENT

AMENDMENT made as of this 29th of December 2008 to the Subadvisory Agreement dated April 28, 2006 as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and MFC Global Investment Management (U.S.), LLC (formerly, Sovereign Asset Management, LLC), a Delaware Limited Liability Company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the Short Term Government Income Trust.

2.	EFFECTIVE DATE

     This Amendment shall become effective with respect to the Short Term Government Income Trust on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and (ii) execution of the Amendment.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

6

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC

By:	/s/ Bruce R. Speca
Bruce R. Speca
Executive Vice President

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.) LLC

By:	/s/ Barry H. Evans
Barry H. Evans
President & Chief Investment Officer

7

APPENDIX A

The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

	First	Excess Over
	$250 million of	$250 million
	Aggregate	of Aggregate
Portfolio	Net Assets*	Net Assets*
Short Term Government Income Trust

*The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s) Short Term Government Income John Trust	Other Portfolio(s) Short Term Government Income Fund, a series of Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

SUB-ITEM 77Q1: Exhibit E

JOHN HANCOCK TRUST MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

     AMENDMENT made as of this 26th day of September, 2008 to the Subadvisory Agreement dated May 1, 2003, as amended (the “Amendment”), between John Hancock Investment Management Services, LLC , a Delaware limited liability company (the “Adviser”), and MFC Global Investment Management (U.S.A.) Limited, a Canadian corporation (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Appendix A of the Agreement, “Compensation of Subadviser”, is hereby amended to add the following Portfolio:

Smaller Company Growth Trust (the “Portfolio”)

2. EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust (the “Trust”) and (ii) execution of the Amendment.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:	/s/ Bruce R. Speca
Name: Bruce R. Speca
	Title:	Executive Vice President

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

By:	/s/ J.F. Courville
Name: J.F. Courville
	Title:	President & COO

APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below and shall manage the portion of each Portfolio’s assets assigned to it from time to time by the Adviser. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

Excess Over
	First $500 Million	$500 Million of
Portfolio	of Aggregate Net Assets*	Aggregate Net Assets*
500 Index Trust

Excess Over
Portfolio	First $500 Million	$500 Million
500 Index Trust B

Excess Over
Portfolio	First $250 Million	Next $250 Million	$500 Million
Absolute Return Trust

Portfolio	All Asset Levels
Active Bond Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
American Fundamental
Holdings Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
American Global Diversification
Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
American Diversification
Growth & Income Trust

		Next $500 Million	Excess Over
	First $2.5 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Franklin Templeton Founding
Allocation Trust

Portfolio	All Asset Levels
Index Allocation Trust

		Next $6 Billion	Excess Over
	First $1.5 Billion	of Aggregate Net	$7.5 Billion of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Lifecycle Portfolios

	First $1.5 Billion	Next $6 Billion	Excess Over
Portfolio	of Aggregate Net Assets*	of Aggregate Net	$7.5 Billion of

		Assets*	Aggregate Net Assets*
Lifestyle Portfolios

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Mid Cap Index Trust

Excess Over
	First $500 Million	$500 Million of
Portfolio	of Aggregate Net Assets*	Aggregate Net Assets*
Money Market Trust

Excess Over
Portfolio	First $500 Million	$500 Million
Money Market Trust B

Excess Over
	First $2.5 billion	$2.5 billion of
Portfolio	of Aggregate Net Assets*	Aggregate Net Assets*
Optimized All Cap Trust

		Next $500 Million	Excess Over
	First $500 Million	of Aggregate Net	$1 Billion of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Optimized Value Trust

Excess Over
	First $500 Million	$500 Million of
Portfolio	of Aggregate Net Assets*	Aggregate Net Assets*
Pacific Rim Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Small Cap Index Trust

Excess Over
	First $1 Billion	$1 Billion of
Portfolio	of Aggregate Net Assets*	Aggregate Net Assets*
Small Cap Intrinsic Value Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Smaller Company Growth Trust

		Next $250 Million	Excess Over
	First $250 Million	of Aggregate Net	$500 Million of
Portfolio	of Aggregate Net Assets*	Assets*	Aggregate Net Assets*
Total Stock Market Index Trust

*The term Aggregate Net Assets includes the portion of the net assets of a Portfolio of the Trust managed by the Subadviser. It also includes with respect to each Portfolio the portion(s) of the net assets of one or more other portfolios managed by the Subadviser as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s) 500 Index Trust	Other Portfolio(s) Index 500 Fund, a series of John Hancock Funds II
500 Index Trust B Absolute Return Trust	N/A Absolute Return Fund, a series of John Hancock Funds II
Active Bond Trust American Fundamental Holdings Trust

N/A

American Global Diversification Trust American Diversification Growth & Income Trust, each a series of John Hancock Trust

American Global Diversification Fund American Diversification Growth & Income Fund, American Fundamental Holdings Fund each a series of John Hancock Funds II

American Global Diversification Trust

American Fundamental Holdings Trust American Diversification Growth & Income Trust, each a series of John Hancock Trust

American Global Diversification Fund American Diversification Growth & Income Fund, American Fundamental Holdings Fund each a series of John Hancock Funds II

American Diversification Growth & Income Trust	American Fundamental Holdings Trust American Global Diversification Trust, each a series of John Hancock Trust American Global Diversification Fund American Diversification Growth & Income Fund,

American Fundamental Holdings Fund each a series of John Hancock Funds II

Index Allocation Trust Franklin Templeton Founding Allocation Trust Lifecycle Portfolios

N/A

N/A

Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio, Lifecycle Retirement Portfolio, collectively referred to as the Lifecycle Trusts, each a series of John Hancock Funds II

Lifestyle Trusts

Lifestyle Aggressive Fund, Lifestyle Balanced Fund, Lifestyle Conservative Fund, Lifestyle Growth Fund, Lifestyle Moderate Fund, collectively referred to as the Lifestyle Funds, each a series of John Hancock Funds II

Mid Cap Index Trust	Mid Cap Index, a series of John Hancock Funds II

Money Market Trust	Money Market Fund, a series of John Hancock Funds II
Money Market Trust B Pacific Rim Trust	N/A Pacific Rim Fund, a series of John Hancock Funds II
Optimized All Cap Trust	Optimized All Cap Fund, a series of John Hancock Funds II
Optimized Value Trust	Optimized Value Fund, a series of John Hancock Funds II
Small Cap Index Trust	Small Cap Index Fund, a series of John Hancock Funds II
Small Cap Intrinsic Value Trust	Small Cap Intrinsic Value Fund, a series of John Hancock Funds II
Total Stock Market Index Trust	Total Stock Market Index Fund, a series of John Hancock Funds II
Smaller Company Growth Trust	Smaller Company Growth Fund, a series of John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the portion of the net assets of the Portfolio managed by the Subadviser. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

SUB-ITEM 77Q1: Exhibit F

AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this 7th day of November, 2008, by John Hancock Trust (“JHT”), a Massachusetts business trust, on behalf of each “Acquired Fund” and its corresponding “Acquiring Fund” listed below, all of which are separate series or funds of JHT, and, for purposes of Sections 1(a)(ii) and 9 of the Plan only, by John Hancock Investment Management Services, LLC (“JHIMS”), the investment adviser to JHT:

Acquired Fund		Corresponding Acquiring
Fund
Managed Trust	–	Lifestyle Balanced Trust
Emerging Growth Trust	–	Small Cap Growth Trust
Small Cap Trust	–	Small Cap Growth Trust
U.S. Core Trust	–	Fundamental Value Trust

     This Plan shall be deemed to be a separate agreement by JHT on behalf of each Acquired Fund and its corresponding Acquiring Fund. As used herein, unless otherwise stated or the context otherwise requires, each Acquired Fund and its corresponding Acquiring Fund are, respectively, the “Acquired Fund” and the “Acquiring Fund.”

     WHEREAS, JHT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all or substantially all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for Series I, Series II and NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares (the “Reorganization”); and

     WHEREAS, the Board of Trustees of JHT has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such Fund, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Funds (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, JHT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, hereto agrees as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

(a) Plan of Reorganization.

     (i) JHT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, JHT on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV shares of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II and NAV shares of capital stock (if any), par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHT at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

     (ii) JHIMS has advised JHT that: (A) because of significant differences between the investment strategies and portfolio securities of the Managed Trust (an Acquired Fund), which invests directly in equity and fixed-income securities, and the Lifestyle Balanced Trust (an Acquiring Fund), which is a fund of funds investing principally in shares of other JHT funds, substantially all of the portfolio securities of the Managed Trust will be sold in connection with the Reorganization; and (B) in connection with the Reorganization, and prior to the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), the Lifestyle Trusts of JHT are expected to redeem from (i) the Emerging Growth Trust (an Acquired Fund), approximately $7 million of the current investments by the Lifestyle Trusts in that Acquired Fund, representing, as of May 31, 2008, approximately 47% of the net assets of that Acquired Fund; and (ii) the Small Cap Trust (an Acquired Fund), approximately $96 million of the current investments by the Lifestyle Trusts in that Acquired Fund, representing, as of May 31, 2008, approximately 86% of the net assets of that Acquired Fund.

     (iii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II and NAV shares (as applicable) of the Acquired Fund, will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund

Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     (iv) As soon as practicable after the Effective Time of the Reorganization, JHT shall take all the necessary steps under Massachusetts law, JHT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b) Exchange Date and Effective Time of the Reorganization.

     (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the “Effective Time of the Reorganization”) on the day (the “Exchange Date”) which is the later of (A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered, (B) November 7, 2008 and (C) such later day as JHT may determine.

     (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

     (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     (iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c) Valuation.

     (i) The net asset value per share of the Series I, Series II and NAV shares (as applicable) of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in JHT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in JHT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information.

     (ii) The number of Series I, Series II and NAV shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares of the Acquiring Fund, both as determined in accordance with Section 1(c)(i).

     (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2. REPRESENTATIONS AND WARRANTIES OF JHT ON BEHALF OF THE ACQUIRING FUND

JHT on behalf of the Acquiring Fund represents and warrants as follows:

     (a) Organization, Existence, etc. JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. JHT is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of JHT dated May 1, 2008, as supplemented, and the current statement of additional information of JHT dated May 1, 2008, as supplemented, and as each may be further supplemented or amended, included in JHT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (“Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Financial Statements of the Acquiring Fund for the fiscal year ended December 31, 2007, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquiring Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles (“GAAP”).

     (f) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund).

     (g) Authority Relative to this Plan. JHT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT’s Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (h) Liabilities. There are no liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2007 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

     (i) No Material Adverse Change. Since December 31, 2007, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquiring Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

     (k) Contracts. No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHT is subject.

     (l) Taxes. All federal and other income tax returns of the Acquiring Fund required to be filed by JHT have been filed for all taxable years to and including December 31, 2007, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817 -5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817 -5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817 -5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

     (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF JHT ON BEHALF OF THE ACQUIRED FUND

JHT on behalf of the Acquired Fund represents and warrants as follows:

     (a) Organization, Existence, etc. JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. JHT is registered under the Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of JHT dated May 1, 2008, as supplemented, and the current statement of additional information of JHT dated May 1, 2008, as supplemented, and as each may be further supplemented or amended, included in JHT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Financial Statements of the Acquired Fund for the fiscal year ended December 31, 2007, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquired Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

     (f) Authority Relative to this Plan. JHT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT’s Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (g) Liabilities. There are no liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2007 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

     (h) No Material Adverse Change. Since December 31, 2007, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquired Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

     (j) Contracts. JHT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) which will not be terminated with respect to the Acquired Fund without liability to JHT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

     (k) Taxes. All federal and other income tax returns of the Acquired Fund required to be filed by JHT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2007, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817 -5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817 -5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817 -5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

     (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF JHT ON BEHALF OF THE ACQUIRING FUND

JHT on behalf of the Acquiring Fund covenants to the following:

     (a) Registration Statement. On behalf of the Acquiring Fund, JHT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”) and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “Statement of Additional Information”) included therein, as amended or supplemented by any amendments or supplements filed by JHT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) Cooperation in Effecting Reorganization. JHT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

     (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, JHT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF JHT ON BEHALF OF THE ACQUIRED FUND

JHT on behalf of the Acquired Fund covenants to the following:

     (a) Meeting of the Acquired Fund’s Shareholders. JHT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

     (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHT, on behalf of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

     (c) Registration Statement. In connection with the preparation of the Registration Statement, JHT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by JHT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by JHT with respect to the

Acquired Fund for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

     (d) Cooperation in Effecting Reorganization. JHT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

     (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, JHT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, JHT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF JHT ON BEHALF OF THE ACQUIRED FUND

The obligations of JHT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Acquired Fund’s Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

     (b) Covenants, Warranties and Representations. With respect to the Acquiring Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2007.

     (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

     (d) Tax Opinions. JHT shall have received one or more opinions of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHT, as to certain of the federal income tax consequences under the Internal Revenue Code of 1986, as amended (the “Code”) of the Reorganization insofar as it relates each Acquired Fund and its corresponding Acquiring Fund (the “Tax Opinions’). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of JHT will have verified as of the Effective Time of the Reorganization. The opinion(s) will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

     (A) with respect to the transaction involving the U.S. Core Trust (Acquired Fund) and the Fundamental Value Trust (Acquiring Fund): (1) the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired and Acquiring Funds; (2) no gain or loss will be recognized by the Acquired or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund’s shares solely for shares of the Acquiring Fund; (4) the tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization; (5) the holding period of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; (6) the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets of the Acquired Fund immediately prior to the Reorganization; and (7) the holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period of those assets of the Acquired Fund immediately prior to the Reorganization; and

     (B) with respect to each of the three transactions involving, respectively, (i) the Managed Trust (Acquired Fund) and the Lifestyle Balanced Trust (Acquiring Fund), (ii) the Emerging Growth Trust (Acquired Fund) and the Small Cap Growth Trust (Acquiring Fund) and (iii) the Small Cap Trust (Acquired Fund) and the Small Cap Growth Trust (Acquiring Fund): (1) the transaction does not qualify as a tax-free reorganization under Section 368 of the Code, and will be treated as a taxable transaction; (2) the Acquired Fund will recognize gain or loss on each of its assets transferred to the Acquiring Fund equal to the difference between (i) the fair market value of such assets and (ii) the adjusted basis of such assets; (3) the Acquired Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete year ending on the date of the Reorganization; (4) the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund; (5) the basis of each of the assets acquired by the Acquiring Fund will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the Acquiring Fund’s holding period for the assets acquired from the Acquired Fund will start as of the Effective Time of the Reorganization; (7) the shareholders of the Acquired Fund will recognize any gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund they received pursuant to the Reorganization; (8) the basis of the shares of the Acquiring Fund received by the former shareholders of the Acquired Fund will be the fair market value of the shares of the Acquiring Fund as of the Effective Time of the Reorganization; (9) the holding period of the former shareholders of the Acquired Fund for their shares of the Acquiring Fund will start as of the Effective Time of the Reorganization; and (10) if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF JHT ON BEHALF OF THE ACQUIRING FUND

     The obligations of JHT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Acquired Fund’s Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

     (b) Covenants, Warranties and Representations. With respect to the Acquired Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2007.

     (c) Portfolio Securities. All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS (or, at its discretion, by the subadviser for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

     (e) Distribution of Income and Gains. JHT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

(f) Tax Opinions. JHT shall have received the Tax Opinions.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) Amendments. JHT may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made which substantially changes the terms hereof. Notwithstanding the foregoing, this Agreement may be deemed to be amended as provided in Section 12 hereof.

     (b) Waivers. At any time prior to the Effective Time of the Reorganization, JHT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Fund or Funds contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or Funds contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

     (c) Termination. This Plan may be terminated by JHT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees or the officers of JHT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds or for any other reason.

     (d) Unless JHT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on March 31, 2009 if the Effective Time of the Reorganization is not on or prior to such date.

     (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

     With respect to each Acquired Fund and its corresponding Acquiring Fund, the expenses of the Reorganization will be borne by the Acquired Fund except that such expenses will be borne by JHIMS in the case of the Reorganization as to each of the following Acquired Funds: the Emerging Growth Trust and the Small Cap Trust. If the Reorganization is not consummated as to a Fund, the expenses of the Reorganization as to that Fund will be paid by JHIMS. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. RELIANCE

     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Funds, the Acquiring Funds and JHT notwithstanding any investigation made by such party or on its behalf.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Plan shall bind and inure to the benefit of JHT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     (e) The name “John Hancock Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with JHT must look solely to JHT’s property for the enforcement of any claims against JHT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHT. No Fund of JHT shall be liable for claims against any other Fund of JHT.

12. CONVERSION TO LIMITED LIABILITY COMPANY. In the event that, prior to the filing of the Registration Statement with the Commission, the effective date thereof or the Effective Time of the Reorganization, JHT converts from a Massachusetts business trust to a Delaware limited liability company, to be known as John Hancock Variable Insurance Portfolios, LLC (“JHVIP”), pursuant to a Plan of Conversion approved by shareholders of JHT and in accordance with the provisions of Section 18-214 of the

Delaware Limited Liability Company Act, then this Plan shall be deemed to be the Plan of JHVIP and to be amended as necessary or appropriate for such purpose, including as follows:

     (a) References to, representations by and covenants of JHT (including representations by JHT that it is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts) shall be deemed to be, respectively, references to, representations by and covenants of JHVIP (including representations by JHVIP that it is a Delaware limited liability company that is duly organized, validly existing and in good standing under the laws of the State of Delaware);

     (b) The Acquired Funds and their corresponding Acquiring Funds shall be deemed to be the following:

Acquired Fund		Corresponding Acquiring Fund
Managed Fund	–	Lifestyle Balanced Fund
Emerging Growth Fund	–	Small Cap Growth Fund
Small Cap Fund	–	Small Cap Growth Fund
U.S. Core Fund	–	Fundamental Value Fund

     (c) References to the “shares” or “shares of beneficial interest, par value $.01 per share,” of JHT or the Acquired or Acquiring Funds shall be deemed to be references to “shares” or “shares of limited liability company interest, without par value,” of JHVIP or the Acquired or Acquiring Funds;

     (d) References to the Board of Trustees and officers of JHT shall be deemed to be references to, respectively, the Board of Directors and officers of JHVIP;

     (e) References to the Declaration of Trust and By laws of JHT and to the “laws of Massachusetts” (or the “laws of the Commonwealth of Massachusetts”) or “Massachusetts law” shall be deemed to be, respectively, references to the Limited Liability Company Operating Agreement of JHVIP and to the “laws of Delaware” (or the “laws of the State of Delaware”) or “Delaware law,” including for purposes of Section 11(c) of the Plan;

(f) Section 11(e) of the Plan shall be deemed to be deleted; and

     (g) the individuals executing this Plan in their capacities as authorized officers of JHT shall be deemed to have executed this Plan in their capacities as authorized officers of JHVIP.

     IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK TRUST,
on behalf of each Acquired Fund

By: /s/ Keith Hartstein
Keith Hartstein
President

JOHN HANCOCK TRUST,
on behalf of each Acquiring Fund

By: /s/ Keith Hartstein
Keith Hartstein
President

For purposes of Sections 1(a)(ii) and 9 of this Agreement
only:

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC

By: /s/ Bruce Speca
Bruce Speca
Executive Vice President